SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                   FORM 8-K/A

                               Amendment No. 1 to
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                  May 13, 1998, to amend 8-K dated May 4, 1998
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               (Date of Report - date of earliest event reported)


                        Health Outcomes Management, Inc.
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               (Exact name of registrant as specified in charter)


Minnesota                                 0-15936                    41-1546471
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(State or other jurisdiction of    (Commission File No.)      (IRS Employer
incorporation or organization)                              Identification No.)


            2331 University Avenue S.E., Minneapolis, Minnesota 55414
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                    (Address of principal executive offices)


                                 (612) 378-3053
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              (Registrant's telephone number, including area code)


                    Data Med Clinical Support Services, Inc.
                           2331 University Avenue S.E.
                          Minneapolis, Minnesota 55414
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                            (Former Name and Address)

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ITEM 7.  EXHIBITS AND FINANCIAL STATEMENTS

(c)         Exhibits:

            16. Letter dated May 4, 1998 (received May 13, 1998), from KPMG to the SEC confirming agreement with the statements contained in the Form 8-K filed May 11, 1998.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 13, 1998


                                 HEALTH OUTCOMES MANAGEMENT, INC.


                                 By:     /s/ Peter J. Zugschwert
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                                    Peter J. Zugschwert, Chief Executive Officer